EXHIBIT 23.1

CONSENT OF HORGAN, ROSEN, BECKHAM & COREN, L.L.P.

Incorporated by reference from Exhibit 5.1 to the Registration Statement on Form S-8 to which this Exhibit 23.1 forms a part.